                                                                 EXHIBIT (25)(A)
                 THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING
              SUBMITTED PURSUANT TO RULE 901(D) OF REGULATION S-T
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM T-1
                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                    A TRUSTEE PURSUANT TO SECTION 305(b)(2)
                                 CHEMICAL BANK
              (Exact name of trustee as specified in its charter)
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
                        NEW YORK                                               13-4994650
                 (State of incorporation                                    (I.R.S. employer
                 if not a national bank)                                   identification No.)
                     270 PARK AVENUE
                   NEW YORK, NEW YORK                                             10017
        (Address of principal executive offices)                               (Zip Code)
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                               William H. McDavid
                                General Counsel
                                270 Park Avenue
                            New York, New York 10017
                              Tel: (212) 270-2611
           (Name, address and telephone number of agent for service)
                            FIRST UNION CORPORATION
              (Exact name of obligor as specified in its charter)
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
                     NORTH CAROLINA                                            56-0898180
             (State or other jurisdiction of                                (I.R.S. employer
             incorporation or organization)                                identification No.)
                    FIRST UNION PLAZA
                CHARLOTTE, NORTH CAROLINA                                         28288
        (Address of principal executive offices)                               (Zip Code)
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                                DEBT SECURITIES
                      (Title of the indenture securities)

                                    GENERAL
Item 1. GENERAL INFORMATION.
     Furnish the following information as to the trustee:
          (a) Name and address of each examining or supervising authority to which it is subject. New York State Banking Department, State House, Albany, New York 12110.
          Board of Governors of the Federal Reserve System, Washington, D.C., 20551 and Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.
          Federal Deposit Insurance Corporation, Washington, D.C., 20429.
          (b) Whether it is authorized to exercise corporate trust powers.
              Yes.
Item 2. AFFILIATIONS WITH THE OBLIGOR.
    If the obligor is an affiliate of the trustee, describe each such affiliation.
    None.
Item 16. LIST OF EXHIBITS
     List below all exhibits filed as a part of this Statement of Eligibility.
          1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985 and December 2, 1991 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference).
          2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference).
          3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.
          4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 33-84460, which is incorporated by reference).
          5. Not applicable.
          6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference).
          7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.
          8. Not applicable.
          9. Not applicable.
                                       2

                                   SIGNATURE
     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Chemical Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New
York, on the 17th day of August, 1995.
                                             CHEMICAL BANK
                                             By /s/ L. O'Brien
                                               L. O'Brien
                                               Senior Trust Officer
                                       3

                             EXHIBIT 7 TO FORM T-1
                                BANK CALL NOTICE
                             RESERVE DISTRICT NO. 2
                      CONSOLIDATED REPORT OF CONDITION OF
                                 CHEMICAL BANK
                  OF 270 PARK AVENUE, NEW YORK, NEW YORK 10017
                     AND FOREIGN AND DOMESTIC SUBSIDIARIES,
                    A MEMBER OF THE FEDERAL RESERVE SYSTEM,
                   AT THE CLOSE OF BUSINESS JUNE 30, 1995, IN
        ACCORDANCE WITH A CALL MADE BY THE FEDERAL RESERVE BANK OF THIS
        DISTRICT PURSUANT TO THE PROVISIONS OF THE FEDERAL RESERVE ACT.
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
                                                                                            DOLLAR AMOUNTS IN
                                                                                                MILLIONS
ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin..................................                 $  5,573
  Interest-bearing balances...........................................................                    2,681
Securities:
  Held to maturity securities.........................................................                    6,027
  Available for sale securities.......................................................                   18,304
  Federal Funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBF's:
     Federal funds sold...............................................................                    1,516
     Securities purchased under agreements to resell..................................                      287
Loans and lease financing receivables:
  Loans and leases, net of unearned income............................................    $73,829
  Less: Allowance for loan and lease losses...........................................      1,885
  Less: Allocated transfer risk reserve...............................................        104
  Loans and leases, net of unearned income, allowance, and reserve....................                   71,840
Trading Assets........................................................................                   25,315
Premises and fixed assets (including capitalized leases)..............................                    1,395
Other real estate owned...............................................................                       69
Investments in unconsolidated subsidiaries and associated companies...................                      158
Customer's liability to this bank on acceptances outstanding..........................                    1,120
Intangible assets.....................................................................                      484
Other assets..........................................................................                    7,254
TOTAL ASSETS..........................................................................                 $142,023
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                                       4

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
                                                                                            DOLLAR AMOUNTS IN
                                                                                                MILLIONS
LIABILITIES
Deposits
  In domestic offices.................................................................                 $ 46,128
  Noninterest-bearing.................................................................    $16,282
  Interest-bearing....................................................................     29,846
  In foreign offices, Edge and Agreement subsidiaries, and IBF's......................                   30,833
  Noninterest-bearing.................................................................    $   199
  Interest-bearing....................................................................     30,634
Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBF's Federal
  funds purchased.....................................................................                   16,779
  Securities sold under agreements to repurchase......................................                      810
Demand notes issued to the U.S. Treasury..............................................                    1,001
Trading liabilities...................................................................                   20,888
Other Borrowed money:
  With original maturity of one year or less..........................................                    6,505
  With original maturity of more than one year........................................                      602
Mortgage indebtedness and obligations under capitalized leases........................                       18
Bank's liability on acceptances executed and outstanding..............................                    1,126
Subordinated notes and debentures.....................................................                    3,411
Other liabilities.....................................................................                    6,287
TOTAL LIABILITIES.....................................................................                  134,388
EQUITY CAPITAL
Common stock..........................................................................                      620
Surplus...............................................................................                    4,524
Undivided profits and capital reserves................................................                    2,724
Net unrealized holding gains (Losses) on available-for-sale securities................                     (241)
Cumulative foreign currency translation adjustments...................................                        8
TOTAL EQUITY CAPITAL..................................................................                    7,635
TOTAL LIABILITIES, LIMITED-LIFE PREFERRED STOCK
  AND EQUITY CAPITAL..................................................................                 $142,023
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     I, Joseph L. Sclafani, S.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.
                                                              JOSEPH L. SCLAFANI
     We, the undersigned directors, attest to the correctness of this Report of
Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.
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
WALTER V. SHIPLEY
EDWARD D. MILLER      (Buzzard Wing appears here)     DIRECTORS
WILLIAM B. HARRISON
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